ACM Managed
Income Fund

Semi-Annual Report
February 29, 2000 (unaudited)

ALLIANCE CAPITAL [LOGO]
------------------------------------
The Investment Professional's Choice

              Investment Products Offered

               . Are Not FDIC Insured
               . May Lose Value
               . Are Not Bank Guaranteed
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

LETTER TO SHAREHOLDERS
April 13, 2000


Dear Shareholder:
This report provides the performance, investment strategy and outlook for the ACM Managed Income Fund (the "Fund").

Investment Performance
The following table provides performance for your Fund as well as its benchmark index, as represented by the Lehman Brothers Aggregate Bond Index.

During the six- and twelve-month periods ended February 29, 2000, the Fund underperformed its benchmark due to the Fund's allocation to the high-yield sector. The high-yield sector underperformed all components of the Lehman Brothers Aggregate Bond Index. In addition, our style of investing, which has emphasized higher-yielding single-B-rated securities, negatively impacted per-formance during the past six months as these securities underperformed BB-rated securities and lower-yielding, single-B-rated securities. Reduced liquidity in the high-yield market has caused investors to focus on larger, more liquid is-sues. Many small-to medium-size companies that the Fund owns have been over-looked and are just beginning to again attract attention. Negative credit events have also had an impact on the Fund's performance as a number of the companies within the Fund's portfolio reported "down" or "poor" operating results. This caused the prices of these securities to fall to default or near default levels.


 INVESTMENT RESULTS*
 Periods Ended February 29, 2000

                     Total Returns
                   6 Months 12 Months
 ------------------------------------
  ACM Managed
  Income Fund       -4.40%   -14.99%
 ------------------------------------
  Lehman Brothers
  Aggregate Bond
  Index              1.92%     1.10%
 ------------------------------------

 * The Fund's
   investment results
   represent total
   returns and are
   based on the net
   asset value as of
   February 29, 2000.
   All fees and
   expenses related to
   the operation of the
   Fund have been
   deducted. Returns
   for the Fund include
   the reinvestment of
   any distributions
   paid during the
   period. Past
   performance is no
   guarantee of future
   results.

   The Lehman Brothers
   Aggregate Bond Index
   is composed of the
   Lehman Brothers
   Mortgage-Backed
   Securities Index,
   the Lehman Brothers
   Asset-Backed
   Securities Index and
   the Lehman Brothers
   Government/Corporate
   Bond Index. An
   investor cannot
   invest directly in
   an index.

Market Review
The U.S. economy continued its robust expansion with a 7.3% growth rate in the fourth quarter of 1999, and 4.2% overall for the calendar year. During the six-month period ended February 29, 2000, the U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, gained 1.92%. With the notable excep-tion of emerging-market debt, the past six-month period was relatively poor for U.S. dollar-denominated fixed-income securities. Among

--------------------------------------------------------------------------------
                                                       ACM MANAGED INCOME FUND.1

        LETTER TO
     SHAREHOLDERS

the traditional fixed-income sectors, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities posted the best returns. The prepayment risk embedded in many of these securities, as well as their generally shorter durations, helped cushion their price declines in the rising interest rate environment. U.S. government bonds, agencies and corpo-rate bonds posted the weakest returns during the six-month period. Rising in-terest rates and the probability of additional rate hikes by the U.S. Feder-al Reserve weighted heavily on those sectors.

The high-yield market, in aggregate, as represented by the Credit Suisse First Boston High Yield Index, posted a modest return of 1.52%. Liquidity concerns, rising default rates and mutual fund outflows all contributed to weakness in the high-yield sector during the period. Double-B-rated and single-B-rated se-curities significantly outperformed higher-yielding, lower-rated securities, as reduced market liquidity caused investors to focus on larger, more liquid issues.

Investment Strategy
Over the six-month period ended February 29, 2000, we continued to employ U.S. Treasury holdings across the maturity spectrum. In the Fund's high-yield hold-ings, we began focusing on larger and more liquid issues in the telecom and media sectors. These two non-cyclical sectors, with a potential for strong growth, have benefited from robust equity market valuations and a dispropor-tionate share of positive merger and acquisition activity. Also, with the emergence of the New Economy, we continue to emphasize technology and technol-ogy-related companies that are changing how business in being done today. In addition, we are selectively adding "brick and mortar" companies from the Old Economy that have been heavily discounted and offer extraordinary yield oppor-tunities in a market where 80% of the issues are being ignored.

Outlook
In the period ahead, we expect the U.S. economy to remain relatively strong and the global economy to continue to strengthen. Long-term interest rates will trend up modestly from current levels in this environment. The U.S. Fed-eral Reserve will continue to raise rates until the economy begins to cool and the equity markets become less speculative. There is some risk that the recent commodity price increases, most notably oil, will work their way through pro-ducer and consumer channels causing a short-term spike in inflation. We do not believe that a systematic price inflation problem exists since inflation, apart from the energy sector, remains relatively benign. We continue to pre-dict growth during 2000 will be close to the 4% level of growth in 1999.

The underlying fundamentals of a growing economy, low inflation and relatively low (though trending upwards) interest rates remain supportive of high yield. The Credit Suisse First Boston High Yield Index currently yields in excess of 12% or a 6% premium to Treasuries, which is generous by historical standards. Another strong year in the equity markets could engender some re-balancing of portfolios in 2000 toward fixed-income securities, and

-------------------------------------------------------------------------------
2.ACM MANAGED INCOME FUND

     LETTER TO SHAREHOLDERS


[PHOTO]


               John D.
               Carifa


[PHOTO]
               Wayne D.
               Lyski

Portfoilio Manager,
Wayne D. Lyski, oversees
fixed-income investment
at Alliance and manages
assets in both domestic
and international mar-
kets.

Mr. Lyski has over 26
years of investment ex-
perience.

high-yield securities in particular, thereby improving demand.

We currently view the high-yield market relatively cheap compared to other fixed-income sectors and expect over a medium-to longer-term time horizon the high-yield sector should perform well. High-yield structured products such as collateralized debt obligations should continue to increase their market share and we can expect those cash inflows, as well interest from pension funds and insurance companies, to add strength to the market. Issuance may be strong, though it is still a little early to tell due to mutual fund outflows. We ex-pect that most of the calendar year activity will consist of large, liquid deals, as smaller companies trying to tap the market are having a difficult time. Europe will also be a focal point in 2000 as the markets rapid growth continues.

Despite offering "good value," the high-yield market lacks confidence after two sub-par return years, and is in need of a catalyst or an event to push the market in the right direction again. We believe that the Fund is now well po-sitioned with the right credits and above-market yield to outperform.

Thank you for your continued interest and investment in ACM Managed Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

/s/ John D. Carifa
John D. Carifa
Chairman

/s/ Wayne D. Lyski
Wayne D. Lyski
President

-------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.3

PERFORMANCE UPDATE


      PERFORMANCE
           UPDATE

ACM MANAGED INCOME FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/29



                                    [GRAPH]

                ACM Managed Income - Yearly Periods Ended 2/28
         ACM Managed Income Fund  Lehman Brothers Aggregate Bond Index
2/28/91                    10.24                                 12.22
2/28/92                    21.38                                 12.80
2/28/93                    25.07                                 12.18
2/28/94                    18.99                                  5.40
2/28/95                    -6.57                                  1.78
2/28/96                    29.30                                 12.25
2/28/97                    14.22                                  5.35
2/28/98                    20.47                                 10.37
2/28/99                    -9.55                                  6.27
2/29/00                   -14.99                                  1.10



Past performance is no guarantee of future results. The Fund's investment re-sults are total returns and are based on the Fund's net asset value. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are pur-chased or redeemed. The Lehman Brothers ("LB") Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities In-dex and the LB Government/Corporate Bond Index. An investor cannot invest di-rectly in an index, and its returns are not indicative of any specific invest-ment, including ACM Managed Income Fund.

--------------------------------------------------------------------------------
4.ACM MANAGED INCOME FUND

PORTFOLIO SUMMARY


     PORTFOLIO SUMMARY

INCEPTION DATE    PORTFOLIO STATISTICS
  11/3/88         ASSETS ($ mil): $227.7

                                  [PIE CHART]

Security Type Breakdown

[ ]  56.7%   U.S. Government Obligations
[ ]   0.1%   Common Stock and Other Investments
[ ]   9.1%   Yankee Obligations
[ ]  29.1%   Corporate
[ ]   5.0%   Short-term




                                  [PIE CHART]

Country Breakdown

[ ]  90.9%   United States
[ ]   3.8%   United Kingdom
[ ]   2.0%   Canada
[ ]   1.5%   Bermuda
[ ]   1.1%   Norway
[ ]   0.8%   Mexico

All data as of February 29, 2000. Security type and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                                       ACM MANAGED INCOME FUND.5

PORTFOLIO OF INVESTMENTS
February 29, 2000 (unaudited)


     PORTFOLIO OF
      INVESTMENTS

                                                Moody's Principal
                                               Investor    Amount
Company                                         Ratings     (000) U.S. $ Value
------------------------------------------------------------------------------
U.S. Government Obligations - 66.6%
U.S. Treasury Bonds - 1.5%
 6.25%, 8/15/23...............................   Aaa     $ 1,250  $  1,230,275
 8.125%, 8/15/19..............................            16,600    19,637,302
 12.375%, 5/15/04.............................            32,300    38,845,918
 14.00%, 11/15/11.............................             8,700    12,007,392
                                                                  ------------
                                                                    71,720,887
                                                                  ------------
U.S. Treasury Notes - 15.1%
 6.25%, 10/31/01..............................   Aaa       5,000     4,976,550
 6.25%, 2/15/07...............................             7,800     7,619,586
 7.00%, 7/15/06...............................            21,400    21,737,692
                                                                  ------------
                                                                    34,333,828
                                                                  ------------
U.S. Treasury Strips - 20.0%
 Zero coupon, 5/15/09.........................   Aaa       2,880     1,570,032
 Zero coupon, 5/15/10.........................            19,130     9,782,891
 Zero coupon, 2/15/11.........................            16,500     8,052,000
 Zero coupon, 5/15/14.........................            65,100    26,130,489
                                                                  ------------
                                                                    45,535,412
                                                                  ------------
Total U.S. Government Obligations (cost
 $120,732,132)................................                     151,590,127
                                                                  ------------
Corporate Obligations - 34.1%
Chemicals - 2.9%
Lyondell Chemical Co.
 Series A
 9.625%, 5/01/07..............................   Ba3       1,800     1,725,750
Lyondell Chemical Co.
 Series B
 9.875%, 5/01/07..............................   Ba3       5,200     4,992,000
                                                                  ------------
                                                                     6,717,750
                                                                  ------------
Communications - 3.1%
Level 3 Communications
 11.00%, 3/15/08(a)...........................    B3       1,000     1,002,500
Logix Communications Enterprises 12.25%,
 6/15/08......................................    NR       4,000     2,900,000
Williams Communications Group 10.875%,            B2
 10/01/09.....................................             3,000     3,075,000
                                                                  ------------
                                                                     6,977,500
                                                                  ------------
Consumer Products & Services - 3.2%
Evenflo Company, Inc.
 Series B
 11.75%, 8/15/06..............................    B2       2,300     2,242,500
Riverwood International Corp. 10.625%,
 8/01/07......................................    B3       5,000     5,075,000
                                                                  ------------
                                                                     7,317,500
                                                                  ------------

--------------------------------------------------------------------------------
6.ACM MANAGED INCOME FUND

     PORTFOLIO OF INVESTMENTS

                                                  Moody's Principal
                                                 Investor    Amount
Company                                           Ratings     (000) U.S. $ Value
--------------------------------------------------------------------------------
Electronics - 0.2%
CHS Electronics, Inc.
 9.875%, 4/15/05................................   Caa3    $ 7,500  $    487,500
                                                                    ------------
Energy - 4.2%
AES Corp.
 9.50%, 6/01/09.................................    Ba1      3,000     2,985,000
EOTT Energy Partners LP
 11.00%, 10/01/09...............................    Ba2      6,500     6,532,500
                                                                    ------------
                                                                       9,517,500
                                                                    ------------
Financial Services - 2.7%
Lodgian Financing Corp.
 12.25%, 7/15/09................................     B3      4,000     3,780,000
Willis Corroon Corp.
 9.00%, 2/01/09.................................    Ba3      3,000     2,415,000
                                                                    ------------
                                                                       6,195,000
                                                                    ------------
Food - 3.1%
Richmont Marketing Specialists Inc.
 10.125%, 12/15/07..............................   Caa2      4,000     2,080,000
SFC New Holdings, Inc.
 12.125%, 10/01/02..............................   Caa1      5,000     4,850,000
SFC SUB, Inc.
 11.00%, 12/15/09...............................     NR        239       120,931
                                                                    ------------
                                                                       7,050,931
                                                                    ------------
Gaming - 0.2%
Park Place Entertainment
 9.375%, 02/15/07(a)............................    Ba2        500       493,911
                                                                    ------------
Internet Software - 1.8%
PSINET, Inc.
 11.00%, 8/01/09................................     B3      4,000     4,030,000
                                                                    ------------
Machinery - 0.3%
Goss Graphic Systems, Inc.
 12.25%, 11/19/05...............................     NR     20,000       680,000
                                                                    ------------
Metals/Minerals - 0.1%
Acme Metals, Inc.
 10.875%, 12/15/07(b)...........................     Ca      1,913       153,040
                                                                    ------------
Plastics - 2.1%
Foamex L.P.
 13.50%, 8/15/05................................   Caa2      5,000     4,681,250
                                                                    ------------
Service - 1.1%
Buhrmann US, Inc.
 12.25%, 11/01/09(a)............................     B2      2,500     2,581,250
                                                                    ------------

--------------------------------------------------------------------------------
                                                       ACM MANAGED INCOME FUND.7

     PORTFOLIO OF
      INVESTMENTS

                                                 Moody's Principal
                                                Investor    Amount
Company                                          Ratings     (000) U.S. $ Value
-------------------------------------------------------------------------------
Telecommunications - 7.9%
Iridium L.L.C. Capital Corp.
 Series B
 14.00%, 7/15/05(b)............................     B3    $ 3,000  $     82,500
KMC Telecommunications Holdings
 13.50%, 5/15/09...............................   Caa2      4,000     4,040,000
Nextel Communications
 9.375%, 11/15/09(a)...........................     B1      4,000     3,875,000
Nextlink Communications
 10.50%, 12/01/09(a)...........................     B2      3,000     2,970,000
Startec Global Communications Corp.
 12.00%, 5/15/08...............................     NR      3,400     2,788,000
Viatel, Inc.
 11.50%, 3/15/09...............................     B3      4,500     4,275,000
                                                                   ------------
                                                                     18,030,500
                                                                   ------------
Toys - 1.2%
Marvel Enterprises, Inc.
 12.00%, 6/15/09...............................     NR      3,000     2,700,000
                                                                   ------------
Total Corporate Obligations
 (cost $131,121,652)...........................                      77,613,632
                                                                   ------------
Yankee Obligations - 10.7%
Alestra SA
 12.625%, 5/15/09..............................     B2      2,000     2,070,000
Avecia Group
 11.00%, 07/01/09..............................     B2      2,000     2,070,000
Comcast Cable
 11.2%, 11/15/07...............................   Caa3      1,000       965,000
Doman Industries Limited
 12.00%, 7/01/04...............................     B3      5,000     5,262,500
Global Crossing
 9.125%, 11/15/06(a)...........................    Ba2      3,000     2,910,000
Northern Offshore ASA
 10.00%, 5/15/05...............................   Caa2      5,000     2,975,000
RSL Communications PLC
 9.875%, 11/15/09..............................     B2      5,000     4,200,000
TM Group Holdings
 11.00%, 5/15/08...............................     B3      4,000     3,980,000
                                                                   ------------
Total Yankee Obligations
 (cost $26,643,593)............................                      24,432,500
                                                                   ------------

--------------------------------------------------------------------------------
8.ACM MANAGED INCOME FUND

     PORTFOLIO OF INVESTMENTS

                                                Moody's Principal
                                               Investor    Amount
Company                                         Ratings     (000) U.S. $ Value
------------------------------------------------------------------------------
Common Stocks & Other Investments - 0.1%
Knology Holdings, Inc.
 Warrants, expiring 10/15/07(a)(c)(d).........    NR     $ 2,500  $     25,000
Loral Space & Communication, Inc.
 Warrants, expiring 1/15/07(c)(e).............    NR       4,950        39,600
OpTel, Inc.
 Common Stock(a)(c)...........................    NR       5,000            50
Startec Global Communications Corp.
 Warrants, expiring 5/15/08(c)(f).............    NR       4,500        81,000
                                                                  ------------
Total Common Stocks & Other Investments (cost
 $375)........................................                         145,650
                                                                  ------------
Time Deposit - 5.9%
State Street Bank & Trust Co.
 5.25%, 03/01/00
 (cost $13,351,000)...........................            13,351    13,351,000
                                                                  ------------
Total Investments - 117.4%
 (cost $291,848,752)..........................                     267,132,909
Other assets less liabilities - (17.4%).......                    (39,482,216)
                                                                  ------------
Net Assets - 100.0%...........................                    $227,650,693
                                                                  ------------

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2000, the market value of these securities aggregated $9,982,711 or 4.4% of net assets.
(b) Security is in default and is non-income producing.
(c) Non-income producing security.
(d) Each warrant entitles the holder to purchase .00373 shares of Common Stock. The warrants are exercisable until 10/15/07.
(e) Each warrant entitles the holder to purchase .6056 shares of Common Stock at $.014 per share. The warrants are exercisable until 1/15/07.
(f) Each warrant entitles the holder to purchase 1.25141 shares of Common Stock at $24.20 per share. The warrants are exercisable until 5/15/08.
 Glossary:
 NR - Not Rated.
 See notes to financial statements.

--------------------------------------------------------------------------------
                                                       ACM MANAGED INCOME FUND.9

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2000 (unaudited)


     STATEMENT OF
       ASSETS AND
      LIABILITIES

Assets
Investments in securities, at value (cost $291,848,752)......... $267,132,909
Cash............................................................          332
Receivable for investment securities sold.......................   17,849,002
Interest receivable.............................................    6,349,166
Prepaid expenses................................................          353
                                                                 ------------
Total assets....................................................  291,331,762
                                                                 ------------
Liabilities
Payable for investment securities purchased.....................   63,336,998
Advisory fee payable............................................      124,277
Administrative fee payable......................................       43,323
Accrued expenses and other liabilities..........................      176,471
                                                                 ------------
Total liabilities...............................................   63,681,069
                                                                 ------------
Net Assets...................................................... $227,650,693
                                                                 ------------
Composition of Net Assets
Preferred stock, $.01 par value per share; 1,900 shares
 Remarketed Preferred Stock authorized, 950 shares issued and outstanding at $100,000 per share liquidation preference....... $ 95,000,000
Common stock, $.01 par value per share; 299,998,100 shares
 authorized, 23,457,117 shares issued and outstanding...........      234,571
Additional paid-in capital......................................  209,728,726
Distribution in excess of net investment income.................     (878,264)
Accumulated net realized loss on investment transactions........  (51,718,497)
Net unrealized depreciation of investments......................  (24,715,843)
                                                                 ------------
                                                                 $227,650,693
                                                                 ------------
Net Asset Value Per Share of Common Stock ($227,650,693 less
 Remarketed Preferred Stock at liquidation value of $95,000,000
 divided by 23,457,117 shares of Common Stock outstanding)......        $5.66
                                                                        -----

See notes to financial statements.

--------------------------------------------------------------------------------
10.ACM MANAGED INCOME FUND

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2000 (unaudited)


     STATEMENT OF OPERATIONS

Investment Income
Interest................................................          $ 13,057,217
                                                                  ------------
Expenses
Advisory fee............................................ $749,005
Administrative fee......................................  230,458
Remarketed Preferred Stock-remarketing agent's fee......  120,069
Audit and legal.........................................   48,744
Printing................................................   31,561
Transfer agency.........................................   23,112
Directors' fees and expenses............................   19,059
Custodian...............................................   15,746
Taxes...................................................   12,158
Registration fees.......................................   10,919
Miscellaneous...........................................   20,561
                                                         --------
Total expenses..........................................             1,281,392
                                                                  ------------
Net investment income...................................            11,775,825
                                                                  ------------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investment transactions............           (16,401,799)
Net change in unrealized depreciation of investments....             2,812,810
                                                                  ------------
Net loss on investments.................................           (13,588,989)
                                                                  ------------
Net Decrease in Net Assets from Operations..............          $ (1,813,164)
                                                                  ------------


See notes to financial statements.

--------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.11

STATEMENT OF CHANGES
IN NET ASSETS


     STATEMENT OF
   CHANGES IN NET
           ASSETS

                                                Six Months Ended   Year Ended
                                                February 29, 2000  August 31,
                                                   (unaudited)        1999
                                                ----------------- ------------
Increase (Decrease) in Net Assets from
Operations
Net investment income..........................   $ 11,775,825    $ 27,478,618
Net realized loss on investment transactions...    (16,401,799)    (34,892,171)
Net change in unrealized depreciation of
 investments...................................      2,812,810     (17,050,946)
                                                  ------------    ------------
Net decrease in net assets from operations.....     (1,813,164)    (24,464,499)
Dividends and Distributions to Shareholders
Dividends from net investment income:
 Common Stock..................................    (11,853,717)    (21,817,892)
 Remarketed Preferred Stock....................     (2,424,210)     (4,930,538)
Distributions from net realized gain on
 investments:
 Common Stock..................................            - 0 -    (9,509,152)
Common Stock Transactions
Reinvestment of dividends resulting in the
 issuance of Common Stock......................      2,258,567       5,937,012
                                                  ------------    ------------
Total decrease.................................    (13,832,524)    (54,785,069)
Net Assets:
Beginning of year..............................    241,483,217     296,268,286
                                                  ------------    ------------
End of period (including undistributed net
 investment income of $1,623,838 at August 31,
 1999).........................................   $227,650,693    $241,483,217
                                                  ------------    ------------

See notes to financial statements.

--------------------------------------------------------------------------------
12.ACM MANAGED INCOME FUND

NOTES TO FINANCIAL STATEMENTS
February 29, 2000 (unaudited)


     NOTES TO FINANCIAL STATEMENTS


NOTE A
Significant Accounting Policies
ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with gener-ally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and lia-bilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are gener-ally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities ex-change whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. Government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as deter-mined in good faith by, or in accordance with procedures approved by the Board of Directors. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the in-vestments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to in-terest income.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance

-------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND.13

         NOTES TO
        FINANCIAL
       STATEMENTS

with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reim-bursed AFS $1,405 during the six months ended February 29, 2000.

Under the terms of an Administrative Agreement, the Fund pays Princeton Admin-istrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Administra-tor prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding U.S. government securi-ties and short term investments) aggregated $41,279,111 and $49,729,969, re-spectively, for the six months ended February 29, 2000. There were purchases of $335,497,884 and sales of $335,471,876 of U.S. government and government agency obligations for the six months ended February 29, 2000.

At February 29, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Ac-cordingly, gross unrealized appreciation of investments was $2,890,441 and gross unrealized depreciation of investments was $27,606,284, resulting in net unrealized depreciation of $24,715,843.

At August 31, 1999, the Fund had a capital loss carryforward of $697,447 which expires in the year 2007.

Capital losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer net capital losses of $27,240,460 during fiscal year 1999. To the extent that the carryover losses are used to offset future capital gains, it is probable that the gain to offset will not be distributed to shareholders.

NOTE D
Capital Stock
There are 300,000,000 shares of $.01 par value capital stock authorized.

--------------------------------------------------------------------------------
14.ACM MANAGED INCOME FUND

     NOTES TO FINANCIAL STATEMENTS


Common Stock
There are 23,457,117 shares of common stock outstanding at February 29, 2000. During the six months ended February 29, 2000 and the year ended August 31, 1999, the Fund issued 351,667 and 715,186 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock
The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 5.879% and is effective through March 2, 2000.

NOTE E
Year 2000
With respect to the Year 2000 issue, the Fund has been advised by Alliance and by its major service providers that there is no indication that they have had or will experience significant system interruptions.

-------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND.15

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


        FINANCIAL
       HIGHLIGHTS


                            Six Months
                                 Ended               Year Ended August 31,
                          February 29,
                                  2000    ----------------------------------------------------
                           (unaudited)        1999       1998       1997       1996       1995
                          --------------------------------------------------------------------
Net asset value,
 beginning of period....      $ 6.43        $ 8.99     $ 9.13     $ 8.36     $ 8.14     $ 7.99
                          --------------------------------------------------------------------
Income From Investment
 Operations
Net investment income...         .50          1.21       1.24       1.20       1.20       1.18
Net realized and
 unrealized gain (loss)
 on investments and
 written options........        (.57)        (2.26)      (.18)       .76        .04        .30
                          --------------------------------------------------------------------
Net increase (decrease)
 in net asset value from
 operations.............        (.07)        (1.05)      1.06       1.96       1.24       1.48
                          --------------------------------------------------------------------
Less: Dividends and
 Distributions
Distributions to common
 shareholders:
 Dividends from net
  investment income.....        (.51)         (.96)      (.94)      (.90)      (.83)      (.83)
 Distributions from net
  realized gains........          -0-         (.42)      (.02)        -0-        -0-        -0-
 Distributions in excess
  of net investment
  income................          -0-           -0-        -0-        -0-        -0-      (.09)
 Tax return of capital
  distribution..........          -0-           -0-        -0-        -0-        -0-      (.16)
Distributions to
 preferred shareholders:
 Common Stock equivalent
  of dividends paid to
  Remarketed Preferred
  shareholders..........        (.10)         (.22)      (.24)      (.29)      (.19)      (.25)
                          --------------------------------------------------------------------
 Total dividends and
  distributions.........        (.61)        (1.60)     (1.20)     (1.19)     (1.02)     (1.33)
                          --------------------------------------------------------------------
Net asset value, end of
 period.................      $ 5.66        $ 6.34     $ 8.89     $ 9.13     $ 8.36     $ 8.14
                          --------------------------------------------------------------------
Market value, end of
 period.................      $ 6.5625      $ 8.625    $ 8.6875   $10.000    $ 9.500    $ 9.375
                          --------------------------------------------------------------------
Total Return
Total investment return
 based on:(a)
 Market value...........      (18.51)%       16.91 %    (4.05)%    16.03 %    11.39 %    20.63 %
 Net asset value........       (4.40)%      (16.95)%     8.74 %    20.38 %    12.89 %    16.34 %
Ratios/Supplemental Data
Net assets, end of
 period
 (000's omitted)........    $227,651      $241,483   $296,268   $295,674   $275,248   $266,569
Ratio of expenses to
 average net assets:(b)
Based on Common Stock...        1.71 %(c)     1.54 %     1.39 %      .96 %     1.00 %      .99 %
Based on Common and
 Preferred Stocks.......        1.11 %(c)     1.09 %     1.04 %     1.05 %     1.08 %     1.07 %
Ratio of net investment
 income to average net
 assets:(b)
Based on Common Stock...       17.49 %(c)    15.82 %    13.21 %     9.29 %     9.36 %     9.77 %
Based on Common and
 Preferred Stocks.......       10.22 %(c)    10.17 %     9.04 %     9.21 %     9.27 %     9.69 %
Portfolio turnover
 rate...................         143 %         222 %      157 %      253 %      360 %      392 %

--------------------------------------------------------------------------------
16.ACM MANAGED INCOME FUND

     FINANCIAL HIGHLIGHTS


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(b) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.
(c) Annualized.

--------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.17

GLOSSARY OF INVESTMENT TERMS



[SIDEBAR: GLOSSARY OF INVESTMENT TERMS]

asset-backed securities
A security backed by notes or accounts receivable against assets other than real estate. Asset-backed securities are originated by banks, credit card com-panies, or other providers of credit.

Brady bonds
U.S.-dollar-denominated bonds that are issued by emerging markets, particu-larly markets in Latin America, and collateralized by U.S. Treasury zero-cou-pon bonds.

collateralized bond obligation (CBO)
An investment-grade bond backed by a large, diversified pool of non-invest-ment-grade bonds. CBOs have varying degrees of risk and varying interest rates.

collateralized mortgage obligation (CMO)
A bond secured by mortgages and/or mortgage-backed securities with at least two bond classes, where the payments of principal and the underlying collat-eral are allocated according to maturity classes, called tranches.

Consumer Price Index (CPI)
An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

credit rating
A bond rating that measures of the quality and safety of a bond, based on the issuer's financial condition. In particular, an evaluation from a rating serv-ice indicating the probability that a debt issuer will be able to meet sched-uled interest and principal repayments. Ratings typically range from AAA which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board
The seven-member board that oversees Federal Reserve Banks, establishes mone-tary policy and monitors the country's economic state.

investment-grade bond
A bond that is considered safe, having a relatively high bond rating.

mortgage-backed security
A security backed by a pool of mortgages.

spread
The price above a benchmark fixed-income yield that an issuer pays to borrow money.

Treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

U.S. government agency securities
Securities issued by U.S. government-related agencies, such as Government Na-tional Mortgage Association, Federal Home Loan Mortgage Corporation, and Fed-eral National Mortgage Association that are exempt from state and local taxes, also called agency securities.

-------------------------------------------------------------------------------
18.ACM MANAGED INCOME FUND

BOARD OF DIRECTORS


     BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(/1/)
David H. Dievler(/1/)
John H. Dobkin(/1/)
William H. Foulk, Jr(/1/)
Dr. James M. Hester(/1/)
Clifford L. Michel(/1/)
Donald J. Robinson(/1/)
Robert C. White(/1/)

OFFICERS
Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator                 Preferred Stock:
Princeton Administrators,     Dividend Paying Agent,
L.P.                          Transfer Agent And Registrar
P.O. Box 9095                 IBJ Schroder Bank & Trust
Princeton, NJ 08543-9095      Co.
                              1 State Street
                              New York, NY 10004

Common Stock:                 Independent Auditors
Custodian, Dividend Paying    Ernst & Young LLP
Agent,                        787 Seventh Avenue
Transfer Agent And Registrar  New York, NY 10019
State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110
Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.
  This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

--------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.19

SUMMARY OF GENERAL INFORMATION


       SUMMARY OF
          GENERAL
      INFORMATION

The Fund
ACM Management Income Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide investors with a high level of total return by seeking both high current income and capital appreciation. In seeking this objective the Fund will invest primarily in U.S. government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including options and futures contracts.

Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price in-formation about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.

--------------------------------------------------------------------------------
20.ACM MANAGED INCOME FUND

                         This page intentionally blank

--------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.21

ACM Managed Income Fund
1345 Avenue of the Americas
New York, New York 10105


[LOGO OF ALLIANCE]

(R) These registered
service Marks used
under license from the
owner, Alliance Capital
Management L.P.

MIFSR200